EXHIBIT 99.1

AvePoint Announces Second Quarter 2022 Financial Results

Second quarter SaaS revenue of $27.6 million, representing 34% year-over-year growth, 43% adjusted for constant currency
Second quarter total revenue of $55.7 million, representing 23% year-over-year growth, 31% adjusted for constant currency
Total ARR of $178.2 million, representing 28% year-over-year growth, 29% adjusted for FX impact

JERSEY CITY, N.J., Aug. 11, 2022 (GLOBE NEWSWIRE) -- AvePoint (NASDAQ: AVPT), the most advanced SaaS and data management platform provider, today announced financial results for the second quarter ended June 30, 2022.

“Q2 was yet another quarter of solid execution with strong results demonstrating the durability of our business in a challenging macro environment,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder of AvePoint. “Technology plays an important role for organizations across every sector and yet the continual complex nature of SaaS environments comes with inherent challenges. Solving these challenges continues to be a top priority for our customers who understand how our solutions can secure their digital collaboration data, sustain connections between people, ensure business continuity and provide a clear and measurable ROI.”

Second Quarter 2022 Financial Highlights

  Revenue: Total revenue for the second quarter of 2022 was $55.7 million, up 23% from the second quarter of 2021 and up 31% year over year on a constant currency basis. Within total revenue, SaaS revenue was $27.6 million, up 34% from the second quarter of 2021 and up 43% year over year on a constant currency basis.
  Gross Profit: Gross profit for the second quarter of 2022 was $40.3 million, compared to $33.6 million for the second quarter of 2021. Gross margin for the second quarter of 2022 was 72.3%, compared to 74.2% for the second quarter of 2021. Non-GAAP gross profit for the second quarter of 2022 was $41.0 million, compared to $33.9 million for the second quarter of 2021. Non-GAAP gross margin was 73.6% for the second quarter of 2022, compared to 74.8% for the second quarter of 2021.
  Operating Income/(Loss): Operating loss for the second quarter of 2022 was $(11.8) million, compared to $(11.2) million for the second quarter of 2021. Non-GAAP operating loss for the second quarter of 2022 was $(1.3) million, compared to $3.3 million for the second quarter of 2021.
  Cash and short-term investments: $246.6 million as of June 30, 2022.

Second Quarter Key Highlights

  ARR for the second quarter was $178.2 million dollars. Excluding the $1.5 million dollar FX headwind, ARR grew by $39.2 million dollars year-over-year, representing 28% percent year-over-year growth.
  Reported dollar-based net retention rate of 106%, 107% adjusted for FX impact.
  Added four new solutions on Microsoft AppSource, an online cloud marketplace providing tailored line-of-business solutions.
  Enhanced robust data protection capabilities with the addition of Microsoft Azure backup.
  Garnered industry recognition for continued innovation, winning the 2022 EdTech Breakthrough Award and multiple channel program awards in addition to being a finalist for 2022 Microsoft Partner of the Year Awards in education and government.
  Through June 30, 2022, repurchased approximately 1.9 million shares under the share repurchase program at a cost of approximately $10 million.

Financial Outlook

Since March 31, 2022, we have seen an incremental strengthening of the U.S. dollar resulting in a foreign exchange headwind in fiscal 2022. We now expect the total FX impact to be approximately $4.8 million dollars on ARR and $5 million dollars on revenue. Our revised guidance assumes this trend and that the challenging macroeconomic environment will continue for the remainder of the year.

  Third Quarter 2022 Guidance: Total revenue is expected to be in the range of $62 million to $64 million or approximately 17% year-over-year growth, 23% adjusted for constant currency. Non-GAAP operating income is expected to be in the range of $1 million to $2 million.
  Full Year 2022 Guidance: Total revenue is expected to be in the range of $230.0 million to $234.0 million or approximately 21% year-over-year growth, 26% adjusted for constant currency. Non-GAAP operating income/loss is expected to be in the range of a loss of $(3.5) million to income of $1.0 million. ARR is expected to be in the range of $202 million to $206 million or approximately 28% year-over-year growth, 31% adjusted for FX impact.

Quarterly Conference Call

AvePoint will host a conference call today, August 11, 2022, to review its second quarter 2022 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (844) 826-3035 for US participants and 1 (412) 317-5195 for outside the US. The conference ID for the call is 10169265. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Collaborate with confidence. AvePoint provides the most advanced platform for SaaS and data management to optimize SaaS operations and secure collaboration. More than 9 million cloud users rely on our solutions. Our SaaS solutions are also available to managed service providers via more than 100 cloud marketplaces, so they can better support and manage their small and mid-sized business customers. Founded in 2001, AvePoint is a five-time Global Microsoft Partner of the Year and headquartered in Jersey City, New Jersey. For more information, visit www.avepoint.com.

Non-GAAP Financial Measures

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin. In order for AvePoint’s investors to be better able to compare its current results with those of previous periods, the company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense. AvePoint believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of its historical financial performance. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Disclosure Information

AvePoint uses the https://ir.avepoint.com/ website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Quarterly Report on Form 10-Q and its registration statement on Form S-1 and related prospectus and prospectus supplements filed with the SEC. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations.

Investor Contact

ICR for AvePoint
Marc P. Griffin
ir@avepoint.com
646-277-1290

Media Contact

AvePoint
Nicole Caci
pr@avepoint.com
201-201-8143

AvePoint, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue:
SaaS	$27,619	$20,586	$54,172	$38,845
Term license and support	14,011	11,088	24,213	19,815
Services	9,848	7,302	18,773	13,218
Maintenance	4,067	5,458	8,508	10,867
Perpetual license	156	910	326	1,399
Total revenue	55,701	45,344	105,992	84,144
Cost of revenue:
SaaS	6,120	4,564	11,640	9,004
Term license and support	482	230	1,058	503
Services	8,550	6,508	16,809	12,093
Maintenance	275	418	550	898
Total cost of revenue	15,427	11,720	30,057	22,498
Gross profit	40,274	33,624	75,935	61,646
Operating expenses:
Sales and marketing	27,174	29,001	54,228	48,302
General and administrative	16,322	11,664	31,864	21,956
Research and development	7,892	3,883	14,294	7,985
Depreciation and amortization	629	279	1,140	537
Total operating expenses	52,017	44,827	101,526	78,780
Loss from operations	(11,743)	(11,203)	(25,591)	(17,134)
Gain on earn-out and warrant liabilities	2,668	—	5,935	—
Interest income, net	20	11	34	24
Other income (expense), net	(693)	62	(870)	(1)
Loss before income taxes	(9,748)	(11,130)	(20,492)	(17,111)
Income tax benefit	(546)	(73)	(237)	(1,112)
Net loss	$(9,202)	$(11,057)	$(20,255)	$(15,999)
Net income attributable to and accretion of redeemable noncontrolling interest	(627)	(499)	(1,244)	(896)
Net loss attributable to AvePoint, Inc.	$(9,829)	$(11,556)	$(21,499)	$(16,895)
Deemed dividends on preferred stock	—	(24,742)	—	(33,536)
Net loss available to common shareholders	$(9,829)	$(36,298)	$(21,499)	$(50,431)
Basic and diluted loss per share	$(0.05)	$(0.36)	$(0.12)	$(0.50)
Basic and diluted shares used in computing loss per share	182,491	101,968	182,661	101,368

AvePoint, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except par value)
(Unaudited)

	June 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$65,062	$268,217
Short-term investments	181,545	2,411
Accounts receivable, net of allowance of $1,320 and $838 at June 30, 2022 and December 31, 2021, respectively	51,441	55,067
Prepaid expenses and other current assets	6,248	8,461
Total current assets	304,296	334,156
Property and equipment, net	5,179	3,922
Goodwill	4,744	—
Other intangible assets, net	5,156	—
Operating lease right-of-use assets	18,068	—
Deferred contract costs	40,474	38,926
Other assets	10,004	11,734
Total assets	$387,921	$388,738
Liabilities, mezzanine equity, and stockholders’ equity
Current liabilities:
Accounts payable	$2,100	$1,824
Accrued expenses and other liabilities	32,730	35,062
Current portion of deferred revenue	73,795	74,294
Total current liabilities	108,625	111,180
Long-term operating lease liabilities	13,690	—
Long-term portion of deferred revenue	7,151	8,038
Earn-out shares liabilities	4,770	10,012
Other non-current liabilities	4,261	3,943
Total liabilities	138,497	133,173
Commitments and contingencies
Mezzanine equity
Redeemable noncontrolling interest	12,173	5,210
Total mezzanine equity	12,173	5,210
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 181,331 and 181,822 shares issued and outstanding, at June 30, 2022 and December 31, 2021, respectively	18	18
Additional paid-in capital	644,931	625,056
Treasury stock	(11,791)	(1,739)
Accumulated other comprehensive income	889	2,317
Accumulated deficit	(396,796)	(375,297)
Total stockholders’ equity	237,251	250,355
Total liabilities, mezzanine equity, and stockholders’ equity	$387,921	$388,738

AvePoint, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2022	2021
Operating activities
Net loss	$(20,255)	$(15,999)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,333	537
Operating lease right-of-use assets expense	2,649	—
Foreign currency remeasurement loss (gain)	1,386	(134)
Provision for doubtful accounts	519	(732)
Stock-based compensation	18,678	17,799
Gain on disposal of property and equipment	(45)	(15)
Deferred income taxes	(37)	(981)
Change in value of earn-out and warrant liabilities	(5,840)	—
Changes in operating assets and liabilities:
Accounts receivable and long-term unbilled receivables	2,522	2,399
Prepaid expenses and other current assets	1,452	(1,994)
Deferred contract costs and other assets	(5,025)	(1,955)
Accounts payable, accrued expenses and other liabilities	(6,654)	(4,144)
Deferred revenue	2,721	3,298
Net cash used in operating activities	(6,596)	(1,921)
Investing activities
Maturities of investments	1,093	—
Purchases of investments	(180,041)	(423)
Purchase of APXT shares	—	(1,631)
Net assets acquired from business combinations and asset acquisitions, net of cash acquired	(2,222)	—
Capitalization of internal use software	(1,174)	—
Purchase of property and equipment	(2,234)	(897)
Net cash used in investing activities	(184,578)	(2,951)
Financing activities
Payments of transaction fees	—	(1,872)
Purchase of common stock	(10,042)	—
Proceeds from stock option exercises	1,719	3,277
Proceeds from sale of common shares of subsidiary	—	753
Repayments of finance leases	(11)	(14)
Net cash provided by (used in) financing activities	(8,334)	2,144
Effect of exchange rates on cash	(3,647)	(46)
Net decrease in cash and cash equivalents	(203,155)	(2,774)
Cash and cash equivalents at beginning of period	268,217	69,112
Cash and cash equivalents at end of period	$65,062	$66,338
Supplemental disclosures of cash flow information
Income taxes paid	$420	$2,389
Noncash acquisition	$5,635	$—

AvePoint, Inc. and Subsidiaries
Non-GAAP Reconciliations
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Non-GAAP operating income
GAAP operating loss	$(11,743)	$(11,203)	$(25,591)	$(17,134)
Stock-based compensation expense	10,404	14,510	18,678	17,799
Non-GAAP operating income (loss)	$(1,339)	$3,307	$(6,913)	$665
Non-GAAP operating margin	-2.4%	7.3%	-6.5%	0.8%

Non-GAAP gross profit
GAAP gross profit	$40,274	$33,624	$75,935	$61,646
Stock-based compensation expense	703	272	1,281	362
Non-GAAP gross profit	$40,977	$33,896	$77,216	$62,008
Non-GAAP gross margin	73.6%	74.8%	72.9%	73.7%

Non-GAAP sales and marketing
GAAP sales and marketing	$27,174	$29,001	$54,228	$48,302
Stock-based compensation expense	(3,396)	(9,791)	(5,858)	(10,902)
Non-GAAP sales and marketing	$23,778	$19,210	$48,370	$37,400
Non-GAAP sales and marketing as a % of revenue	42.7%	42.4%	45.6%	44.4%

Non-GAAP general and administrative
GAAP general and administrative	$16,322	$11,664	$31,864	$21,956
Stock-based compensation expense	(5,281)	(4,364)	(9,765)	(6,355)
Non-GAAP general and administrative	$11,041	$7,300	$22,099	$15,601
Non-GAAP general and administrative as a % of revenue	19.8%	16.1%	20.8%	18.5%

Non-GAAP research and development
GAAP research and development	$7,892	$3,883	$14,294	$7,985
Stock-based compensation expense	(1,024)	(83)	(1,774)	(180)
Non-GAAP research and development	$6,868	$3,800	$12,520	$7,805
Non-GAAP research and development as a % of revenue	12.3%	8.4%	11.8%	9.3%